                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): February 8, 2001

                      RARE HOSPITALITY INTERNATIONAL, INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



    Georgia                         0-19924                  58-1498312
---------------                  ------------           -------------------
(State or Other                  (Commission            (IRS Employer
 Jurisdiction of                 File Number)           Identification No.)
 Incorporation)

                  8215 Roswell Rd, Bldg. 600, Atlanta, GA 30350
         --------------------------------------------------------------
         (Addresses of Principal Executive Offices, including Zip Code)

                                 (770) 399-9595
              ----------------------------------------------------
              (Registrant's Telephone Number, including Area Code)


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ITEM 5.  OTHER EVENTS.

         On February 8, 2001, RARE Hospitality International, Inc. (the "Company") completed the offering and sale (the "Offering") of 2,000,000 shares of its no par value common stock (the "Shares"). The Company received net proceeds of approximately $50.1 million from the Offering. Of those proceeds, the Company will use approximately $49.0 million to repay amounts outstanding under its $100 million revolving line of credit, and approximately $1.1 million to pay a non-recurring pre-tax expense associated with amending its interest rate swap agreements to fix the interest rate on amounts expected to be outstanding under the Company's credit facility following its application of the net proceeds of the Offering. The $1.1 million ($753,000 after-tax) non-recurring, separately stated expense associated with amending the interest rate swap agreements is expected to result in an approximately $0.03 decrease in expected diluted earnings per share for the first quarter of 2001.

         The sale of the Shares was registered with the Securities and Exchange Commission (the "Commission") pursuant to a Registration Statement on Form S-3 (File No. 333-54150) (the "Registration Statement") filed with the Commission on January 23, 2001 and declared effective by the Commission on January 26, 2001. The Company is filing this Current Report on Form 8-K in order to cause certain information contained herein and in the exhibits hereto to be incorporated into the Registration Statement by reference. By filing this Current Report on Form 8-K, however, the Company does not believe that any of the information set forth herein or in the exhibits hereto represent, either individually or in the aggregate, a "fundamental change" (as such term is used in Item 512(a)(1)(ii) of Regulation S-K) in the information set forth in the Registration Statement.


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND EXHIBITS.

         (c)      Exhibits.

                  The following exhibits are filed herewith:


EXHIBIT NO.                           DESCRIPTION
-----------       --------------------------------------------------------------
    1.1*          Underwriting Agreement, dated as of February 1, 2001, by and among the Company and First Union Securities, Inc., as the underwriter.

    4.8*          Specimen Stock Certificate for the Company's no par value
                  Common Stock (incorporated herein by reference from Exhibit
                  4(b) of the Company's Annual Report on Form 10-K for the year ended December 27, 1998).

    5.1* Opinion of Alston & Bird LLP, as counsel to the Company, regarding the legality of the Shares.

   23.1*          Consent of Alston & Bird LLP, as counsel to the Company
                  (included in Exhibit 5.1).

   99.1           Other Expenses of Issuance and Distribution (as required by
                  Item 14 of Form S-3).

---------------
* The exhibit number corresponds to the exhibit list contained in the Registration Statement.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    RARE HOSPITALITY INTERNATIONAL, INC.


                                    By: /s/ W. Douglas Benn
                                       ----------------------------------------
                                       Name:  W. Douglas Benn
                                       Title: Executive Vice President, Finance
                                              and Chief Financial Officer

Date: February 9, 2001


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                                INDEX TO EXHIBITS

EXHIBIT NO.                               DESCRIPTION
------------      --------------------------------------------------------------
    1.1*          Underwriting Agreement, dated as of February 8, 2001, by and among the Company and First Union Securities, Inc., as the underwriter.

    4.8*          Specimen Stock Certificate for the Company's no par value
                  Common Stock (incorporated herein by reference from Exhibit
                  4(b) of the Company's Annual Report on Form 10-K for the year ended December 27, 1998).

    5.1* Opinion of Alston & Bird LLP, as counsel to the Company, regarding the legality of the Shares.

   23.1*          Consent of Alston & Bird LLP, as counsel to the Company
                  (included in Exhibit 5.1).

   99.1           Other Expenses of Issuance and Distribution (as required by
                  Item 14 of Form S-3).

---------------
* The exhibit number corresponds to the exhibit list contained in the Registration Statement.